Kemper Global/International Funds

Kemper Emerging Markets Growth Fund

SUPPLEMENT TO PROSPECTUS
DATED MARCH 1, 2000
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The following information replaces disclosure in the Fund Managers section on page 13 of the prospectus:

Jennifer E. Bloomfield
Lead Portfolio Manager
o Began investment career in 1992
o Joined advisor in 1995
o Joined fund team in 2000


July 20, 2000